UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

Quantumsphere Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42787	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 574-4425

1185 Avenue of the Americas, Suite 304, New York, NY 10036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QUMSU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QUMS	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-seventh of one ordinary share	QUMSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on October 3, 2025, Quantumsphere Acquisition Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Omnivate Global Ltd., SACH Pte. Ltd. (“SACH”), QUMS Pubco Ltd. and SACH Merge Sub Ltd.

On September 1, 2026, the Company, QUMS Pubco Ltd. and SACH Merge Sub Ltd. (collectively, the “Purchaser Parties”) delivered written notice to SACH terminating the Merger Agreement pursuant to Section 13.2(a) thereof (the “Termination Notice”). Prior to delivering the Termination Notice, the Purchaser Parties had delivered notice to SACH on July 14, 2026 regarding certain matters under the Merger Agreement and providing the applicable thirty-day period contemplated by the Merger Agreement to address such matters. Following the expiration of such period, the Purchaser Parties elected to terminate the Merger Agreement in accordance with its terms. Accordingly, the transactions contemplated by the Merger Agreement will not be consummated. The Purchaser Parties reserved all rights and remedies available under the Merger Agreement and applicable law.

The foregoing description is qualified in its entirety by reference to the Merger Agreement, previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 9, 2025, and the Termination Notice, filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Termination Notice, dated September 1, 2026
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUMSPHERE ACQUISITION CORPORATION

By:	/s/ Ping Zhang
Name:	Ping Zhang
Title:	Chief Executive Officer

Date: September 1, 2026

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